Exhibit 10.3
AMENDMENT NO. 2 TO ADVERTISING DISTRIBUTION AGREEMENT
     This Amendment No. 2 (“Amendment No. 2”) to that certain Advertising Distribution Agreement, dated April 1, 2010 and amended by Amendment No. 1, effective as of September 30, 2010 (the “Agreement”), is effective as of April 5, 2011 (the “Amendment Effective Date”), and is entered into by and between SuperMedia LLC (“SuperMedia”), and Local.com Corporation (“Local”).
RECITALS
     WHEREAS, the parties entered into the Agreement to permit Local to distribute advertising on behalf of SuperMedia; and
     WHEREAS, the parties now, among other things, wish to amend the compensation and revenue share between the parties with respect to certain distribution channels within the Local Third-Party Distribution Network;
     NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:
TERMS AND CONDITIONS
1.	AMENDMENTS.
(a) Defined Terms. All terms not defined in this Amendment are used as defined in the Agreement.
(b) Section 4 — Compensation. Section 4.a.(iv)(1) of the Agreement is hereby amended and restated to read as follows:
(1) PFP Ads —
     (aa) *** of PFP Gross Revenue for the following distribution channels within the Local Third-Party Distribution Network: *** and such other distribution channels within the Local Third-Party Distribution Network as may be mutually agreed by the parties in writing (e-mail sufficing).
     (bb) *** of PFP Gross Revenue for all other distribution channels within the Local Third-Party Distribution Network not included in Section 4.a.(iv)(1)(aa) above.
2.	ENTIRE AGREEMENT. This Amendment No. 2 together with the Agreement, constitutes the entire understanding of the parties with respect to the subject matter thereof, and any and all prior agreements, understandings or representations with respect thereto are hereby terminated and cancelled in their entirety (effective the Amendment Effective Date); provided, however, that except as specifically amended herein, all other terms and conditions of the Agreement remain in full force and effect and are hereby ratified. In the event of inconsistency or conflict between the Agreement and this Amendment No. 2, the terms, conditions and provisions of this

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

3.	Amendment No. 2 shall govern and control. The terms set forth in this Amendment No. 2 shall not release a party of any of its obligations or covenants set forth in the Agreement that accrued prior to the Amendment Effective Date.

4.	MISCELLANEOUS. Each party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment No. 2 and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment No. 2 on behalf of each party have express authority to do so, and, in so doing, to bind the parties thereto; (iii) the execution, delivery and performance of this Amendment No. 2 does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Amendment No. 2 has been duly authorized by all necessary partnership or corporate action and this Amendment No. 2 is a valid and binding obligation of such party, enforceable in accordance with its terms.
     IN WITNESS WHEREOF, SuperMedia and Local have entered into this Amendment No. 2 as of the Amendment Effective Date.

LOCAL.COM CORPORATION		SUPERMEDIA LLC

By:	/s/ Stanley B. Crair	By:	/s/ Mat Stover

	Name: Stanley B. Crair		Name: Mat Stover
	Title: President & COO		Title: CMO